                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/x/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  AMBI INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                    AMBI INC.

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

         Notice is hereby given that a Special Meeting of Shareholders of AMBI Inc. (the "Company") will be held at the offices of the Company, 771 Old Saw Mill River Road, Tarrytown, New York 10591 on July 15, 1997 at 2 P.M. for the following purposes as set forth in the accompanying Proxy Statement:

         1. To approve the issuance of certain shares of Common Stock upon conversion of Series D Convertible Preferred Stock, and

         2. To amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock, par value $.005 per share, from 40,000,000 to 65,000,000 shares,
                  and

         3. To transact such other related business as may properly come before the meeting or any adjournments thereof.

         Holders of record of the Company's Common Stock at the close of business on May 28, 1997 will be entitled to vote at the meeting.


                                              By Order of the Board of Directors

                                              BENJAMIN T. SPORN,

                                              Secretary

Dated:  May 29, 1997

         Whether or not you plan to attend the meeting, please date and sign the enclosed proxy and return it in the envelope provided. Any person giving a proxy has the power to revoke it at any time prior to its exercise and if present at the meeting may withdraw it and vote in person. Attendance at the meeting is limited to shareholders, their proxies and invited guests of the Company.

                                    AMBI INC.

                           771 Old Saw Mill River Road

                            Tarrytown, New York 10591

                              --------------------


                         SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JULY 15, 1997

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be voted at a Special Meeting of Shareholders of the Company to be held at the offices of the Company, 771 Old Saw Mill River Road, Tarrytown, New York 10591 on July 15, 1997 at 2 P.M. and at any adjournments thereof. The shares represented by proxies that are received in the enclosed form and properly filled out will be voted in accordance with the specifications made thereon. In the absence of specific instructions, proxies will be voted in accordance with the recommendations made herein with respect to the proposals described in this Proxy Statement. Proxies may be revoked by shareholders by written notice received by the Secretary of the Company at the address set forth above, at any time prior to the exercise thereof. Shareholders of record at the close of business on May 28, 1997 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. As of May 28, 1997 the Company's voting securities outstanding totaled _____________ shares of Common Stock.

           ITEM I. PROPOSAL TO APPROVE THE ISSUANCE OF CERTAIN SHARES OF COMMON STOCK ON CONVERSION OF SERIES D PREFERRED STOCK

Background

         Creation of D Preferred and Warrants

         The Board of Directors on May 8, 1997 created a new series of 100,000 shares of Series D Preferred Stock (the "D Preferred"). A copy of the amendment to the Company's certificate of incorporation (the "Preferred Amendment") which created the D Preferred is attached hereto as Exhibit A. The summary of the terms of the D Preferred in this Proxy Statement is qualified in its entirety by the terms set forth in the Preferred Amendment.

         Each share of D Preferred has a face value of $100 per share, and accrues a premium at 6% per annum for conversion purposes. The D Preferred is not convertible during the 90-day period from May 8, 1997 until August 5, 1997.

For the next 90 days until November 4, 1997, the D Preferred is convertible by the holder into Common Stock at $2.49557 per share, which is 110% of the average closing bid price for the 10 trading days prior to May 8, 1997. After November 4, 1997 the conversion price per share is the lesser of (i) $2.49557 or (ii) the average closing bid price of the Common Stock for the ten trading days prior to conversion less a discount which increases in stages from 13% on November 24, 1997 to 25% by August 1, 1998. On the occurrence of certain events, the D Preferred is immediately convertible by the holder into Common Stock at a per share price equal to the lesser of (i) $2.49557 or (ii) 75% of the average closing bid price of the Common Stock for the ten (10) trading days prior to conversion. These events include a merger or other combination in which the Company is not the surviving entity; the acquisition by any entity or group of more than 50% of the voting power of the Company's securities; the election or appointment of a majority of the Board of Directors and whose election or appointment was not approved by shareholders or the existing Board; and Fredric D. Price ceasing to be chief executive officer of the Company prior to the earlier of (i) May 8, 1998 or (ii) the Company's announcement of positive operating income for a fiscal quarter. The D Preferred automatically converts into Common Stock on May 8, 1999 if the Registration Statement (as defined below) is then effective and the Company is then listed on the Nasdaq National Market System or the Nasdaq Small Cap Market ("Nasdaq"). The Preferred
Amendment also provides for terms on which the Company may redeem the D Preferred after May 8, 1998 or if the D Preferred is proposed to be converted when the closing bid price of a share of Common Stock is less than $1.13435.

         The face value of the D Preferred is preferred in liquidation against the holders of Company's Common Stock and other Junior Stock (as defined). With certain exceptions, the consent of the holders of the D Preferred is required before the Company can issue senior or pari passu stock, and for the declaration of dividends on any junior stock. The D Preferred generally has no voting rights.

         The Preferred Amendment provides for certain penalties (including the accrual of certain payment obligations at 24% per annum, and mandatory redemption at prices set forth in the Preferred Amendment) if, among other things, the Company fails timely to effectuate conversion of the D Preferred, if the Company is not listed on Nasdaq, if the registration statement is not effective by November 15, 1997, or if the Company is sold to an entity whose securities are not traded publicly.

         In order to effectuate the transaction referred to below, the Board also authorized the issuance of five-year warrants in the form of Exhibit B to purchase shares of Common Stock at $2.72244 per share (the "Warrants"). The Warrants provide for anti-dilution adjustments in certain events, including the sale by the Company of Common Stock at less than 75% of the market price f the Common Stock at the time of sale. The Company may redeem the Warrants in certain circumstances. The summary of the terms of the Warrants set forth herein is qualified in its entirety by reference to the actual form of the

Warrants set forth in Exhibit B.

         Nasdaq Rule 4460(i) and Certain Required Redemptions

         NASDAQ Rule 4460(i) (the "Rule") provides (with certain exceptions not relevant here) that, without shareholder approval, a National Market System company may not in any transaction issue a number of shares equal to more than 20% of the number of shares of Common Stock then outstanding. As of May 8, 1997, there were outstanding 18,649,073 shares of Common Stock of the Company, so that the Company on that date could issue 3,729,814 shares under the Rule. Accordingly, the D Preferred provides that, unless the Company obtains the approval of its stockholders to issue more than 3,729,814 shares under the Rule, the Company is to redeem, and is not to permit conversion of, any shares of D Preferred whose conversion would otherwise cause the Company to issue a total number of shares of Common Stock in excess of that permitted by the Rule. The Company is required to give to each holder notice of redemption (a "notice of redemption") of the shares which are to be redeemed and not converted. The redemption price for each such attempted conversion is a cash amount equal to the product of the number of shares of Common Stock which would otherwise then be issued on conversion, times the highest bid price of the Common Stock during the period from the date of the notice of redemption and ending on the date of redemption. The Company cannot at this time determine the number of shares of D Preferred which it may be required to redeem, because the number of shares of Common Stock issuable on conversion of the D Preferred depends in part on the market price of the Common Stock at the time of conversion. Redemptions under this paragraph are referred to in this Proxy Statement as Rule 4460(i) Redemptions.

         The Company has agreed in favor of the holders of the D Preferred to call this special meeting to seek shareholder approval for the issuance of all shares issuable on conversion of the D Preferred in order that the Company not be required to make the redemptions referred to in the preceding paragraph. Proxies for such approval are being solicited hereby.

         Issuance of D Preferred and Warrants

         On May 8, 1997, the Company issued 45,000 units of securities to four purchasers (the "Purchasers"). Each unit consisted of one share of D Preferred and one Warrant to purchase 11.019533 shares of Common Stock. The units were sold at a purchase price of $100 per unit, and the aggregate purchase price for all units was $4,500,000. The Company paid a placement fee of $270,000 and a warrant to purchase 33,058 shares in connection with this placement. A copy of the Purchase Agreement is attached hereto as Exhibit C.

         The Purchasers agreed to purchase an aggregate of 35,000 additional units (the "Second Tranch") on or prior to the later of (i) November 4, 1997, or
(ii) the 30th day following the effectiveness of the Registration Statement, if, among other things, during any 10-day period after the effectiveness of the Registration Statement the average daily market capitalization of the Company's Common Stock is at least $74,590,00 and the average daily trading volume of the

Company's Common Stock on Nasdaq is at least 75,000 shares. The Company will be required to pay $210,000 and to issue warrants to purchase 22,712 shares as an additional placement fee should the Second Tranch be closed.

         The Company agreed to promptly file a registration statement (the "Registration Statement") at its expense to register the sale of shares of Common Stock issuable on conversion of the D Preferred and on exercise of the Warrants. The Company must use its best efforts to cause the Registration Statement to become effective no later than August 6, 1997. The Purchasers were also granted piggyback registration rights. The Company agreed that without approval by the Purchasers it will not prior to November 4, 1997 make any private placement of equity securities for cash, except that no such approval is required for placements which are proposed to raise funds for acquisitions and as to which the Purchasers have first offer rights.

Proposal and Considerations

         The Company proposes that the shareholders approve the issuance of all shares of Common Stock which are issuable on conversion of the D Preferred in order that the Company not be required to make Rule 4460(i) Redemptions. Such redemptions would require the expenditure of cash which could otherwise be applied by the Company for corporate purposes.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                            A VOTE FOR THIS PROPOSAL.

                 ITEM II. PROPOSAL CONCERNING INCREASE IN NUMBER
                      OF AUTHORIZED SHARES OF COMMON STOCK

         At the Meeting, shareholders will be asked to adopt an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company from 40,000,000 to 65,000,000 shares of Common Stock, with a par value of $.005 per share (the "Proposed Stock Amendment"). The Company's Board of Directors has approved the Proposed Stock Amendment subject to shareholder authorization.

         At May __, 1997, the authorized capital of the Company consisted of 40,000,000 shares of Common Stock, par value $.005, and 5,000,000 shares of Preferred Stock, par value $.01. As of May __, 1997, 18,649,073 shares of Common Stock and 46,738 shares of Preferred Stock were outstanding. In addition, as of May __, 1997, an aggregate of 15,481,723 shares of Common Stock were reserved for issuance upon: (i) exercise of options granted or which may be granted under the Company's Stock Option Plans (2,780,612 shares), (ii) conversion of the Company's currently outstanding Series C and D Preferred Stock (9,943,288 shares), (iii) exercise of the Company's outstanding public Warrants (1,000,000 shares), and (iv) exercise of various other outstanding warrants and options (1,757,823 shares). Therefore, the Company will have only 5,869,204 more shares of Common Stock authorized than it has reserved for issuance. The Company wishes to increase the number of its authorized shares of Common Stock in order to be able to have adequate Common Stock to be assured of being able to continue to meet its current obligations to issue Common Stock and in order to utilize equity issuances in future financings and acquisitions.

         If the Proposed Stock Amendment is adopted by the Company's shareholders, the additional shares of Common Stock would be issuable at any time and from time to time, by action of the Board of Directors without further authorization from the Company's shareholders, except as otherwise required by applicable law or rules and regulations to which the Company may be subject, to such persons and for such consideration (but not less than the par value thereof) as the Board of Directors determines. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

         Issuance of additional Common Stock, directly or upon conversion of Preferred Stock or exercise of warrants or options, would have a dilutive effect on the voting power of the outstanding Common Stock of the Company. Depending upon the number of shares of the Company's Common Stock issued and the amount of any additional consideration to be paid upon the conversion of any of the shares of Preferred Stock into shares of Common Stock (if the Board of Directors affords conversion privileges to Preferred Stock) and the relationship thereof to the book value of the Common Stock, it is possible that issuance of any of the Common Stock, either directly or upon conversion of any of the Preferred Stock, could have a dilutive effect on stockholders' equity in the Company.

Considerations

         If the Proposed Stock Amendment is not approved, the Company will have a limited number of authorized shares of Common Stock available for future use by the Company. The Company's management believes that the authorization of the additional shares of Common Stock are in the best interests of the Company and its shareholders so that sufficient shares will be readily available for use, if feasible, in acquisitions, in raising additional capital and for grants as incentives to employees, officers, directors and consultants of the Company.

         From time to time the Company may consider acquisitions or other transactions which may require the issuance of shares of Common Stock. The Company's management believes that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its shareholders since additional shares of Common Stock will be available for use, if feasible, in acquisitions and in raising additional capital and will provide the Company with the flexibility of having a broader choice in the type and number of equity securities available to it for the above and other corporate purposes. Although the Company continually considers acquisitions of businesses, products and licenses, there are no definitive agreements at this time respecting any merger or consolidation or acquisition of another business, product or license, or the sale or liquidation of the Company or its business.

         Due to the Board of Directors' discretion in connection with the issuance of additional shares of Common Stock and in connection with the issuance and the relative rights and
references of the Preferred Stock, such as its ability to cause the Common Stock or the Preferred Stock to be issued in a private placement or to determine the convertibility of the Preferred Stock, it may, under certain circumstances, possess timing and other advantages in responding to a tender offer or other attempt to gain control of the Company, which may make such attempts more difficult and less attractive. For example, issuance of additional shares would increase the number of shares outstanding and could necessitate the acquisition of a greater number of shares by a person making a tender offer and could make such acquisition more difficult since the recipient of such additional shares may favor the incumbent management. Moreover, these advantages, including the right to grant voting powers to the holders of the Preferred Stock, gives the Board of Directors the ability to provide any such holders with a veto power over actions proposed to be taken by the holders of the Company's Common Stock. This could have the effect of insulating existing management from removal even if it is in the best interest of the common shareholders. Management of the Company is not aware of any existing or threatened efforts to obtain control of the Company.

         The foregoing is only a summary of the Proposed Stock Amendment and is not intended to be complete. Shareholders are urged to read carefully the provisions of the Proposed Stock Amendment, the complete text of which is attached as part of Exhibit D to this Proxy Statement. The foregoing summary is qualified in its entirety by reference to such complete text.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE
                        FOR THE PROPOSED STOCK AMENDMENT

Vote Required

         The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve the issuance, on conversion of the D Preferred, of such shares for which approval is required under NASDAQ Rule 4460(i). The affirmative vote of a majority of the total outstanding shares of Common Stock is required to adopt the Proposed Stock Amendment.

Expense Of Solicitation

         The cost of soliciting proxies, which also includes the preparation, printing and mailing of this Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

Other Matters

         The Board of Directors knows of no matters that are expected to be presented for consideration at the Special Meeting which are not described herein. However, if other matters
properly come before the meeting, it is intended that the person named in the accompanying proxy will vote thereon in accordance with his best judgment.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

Dated: Tarrytown, New York

                  May __, 1997

                                             By Order of the Board of Directors

                                             BENJAMIN T. SPORN,

                                             Secretary

                                LIST OF EXHIBITS

EXHIBIT A  Certificate of Amendment of the Certificate of Incorporation creating the Series D Convertible Preferred Stock

EXHIBIT B  Form of Stock Purchase Warrant

EXHIBIT C  Securities Purchase Agreement, dated as of May 8, 1997, between the
           Company and the Purchasers

EXHIBIT D  Certificate of Amendment of the Certificate of Incorporation
           increasing the amount of authorized Common Stock

                                    AMBI INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           ___________, 1997                 2 p.m.


         The undersigned hereby appoints Fredric D. Price proxy, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock of AMBI Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held July 15, 1997 or any adjournments thereof.

         The Board of Directors recommends a vote FOR the following:

         I. PROPOSAL TO APPROVE THE ISSUANCE OF CERTAIN SHARES OF COMMON STOCK ON CONVERSION OF SERIES D PREFERRED STOCK

                  FOR      /X/         AGAINST  /X/         ABSTAIN  /X/

         II. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 40,000,000 TO 65,000,000 SHARES.

                  FOR      /X/         AGAINST  /X/         ABSTAIN  /X/

         In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

                  (Continued and to be signed on reverse side)

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO APPROVE THE ISSUANCE OF SHARES ON CONVERSION OF THE SERIES D CONVERTIBLE PREFERRED STOCK AND THE APPROVAL OF THE PROPOSED STOCK AMENDMENT.

                              Dated: ________________________



                                     -------------------------------
                                      Signature



                                     -------------------------------
                                     Signature if held jointly


                                    (Please sign exactly as ownership appears on this proxy. Where stock is held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

                           Please mark, date, sign and

                   return this Proxy in the enclosed envelope.

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                               OF THE CERTIFICATE

                                       OF

                                  INCORPORATION

                                       OF

                                    AMBI INC.

                    (Pursuant to Sections 502 and 805 of the
                       New York Business Corporation Law)

         1. The name of the corporation is AMBI Inc. The name under which it was formed is Applied Micro Biology, Inc.

         2. The date its certificate of incorporation was filed by the Department of State is June 29, 1983.

         3. The certificate of incorporation is hereby amended by the addition of the following new Article Sixteenth, which states the number, designation, relative rights, preferences, and limitations which have been fixed by resolution of the corporation's board of directors for shares of the Series D Convertible Preferred Stock:

         "ARTICLE Sixteenth: There is hereby created a series of the Preferred Stock of this corporation to consist of 100,000 of the 5,000,000 shares of Preferred Stock, $.01 par value per share, which this corporation now has authority to issue. All references to Sections in this Article Sixteenth shall refer to the Sections contained in this Article Sixteenth.

                            I. DESIGNATION AND AMOUNT

         The designation of this series, which consists of 100,000 shares of Preferred Stock, is the Series D Convertible Preferred Stock (the "Series D Preferred Stock") and the face amount shall be One Hundred U.S. Dollars ($100.00) per share (the "Face Amount").

                                II. NO DIVIDENDS

         The Series D Preferred Stock will bear no dividends, and the holders of the Series D Preferred Stock shall not be entitled to receive dividends on the Series D Preferred Stock.


                            III. CERTAIN DEFINITIONS

         For purposes of this Article Sixteenth, the following terms shall have the following meanings:

         A. "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding shares of Series D Preferred Stock if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding shares of Series D Preferred Stock, with the costs of such appraisal to be borne by the Corporation.

         B. "Conversion Date" means, for any Optional Conversion, the date specified in the notice of conversion in the form attached hereto (the "Notice of Conversion"), so long as the copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Corporation before Midnight, New York City time, on the Conversion Date indicated in the Notice of Conversion. If the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the date the holder faxes or otherwise delivers the Notice of Conversion to the Corporation. The Conversion Date for the Required Conversion at Maturity shall be the Maturity Date (as such terms are defined in Paragraph D of Section IV).

         C. "Conversion Percentage" shall have the following meaning and shall be subject to adjustment as provided herein:


     If the Conversion Date is:              Then the Conversion Percentage is:
     --------------------------              ----------------------------------

     Prior to February 2, 1998                               87%

     On or after February 2, 1998                            83%
     but prior to May 3, 1998

     On or after May 3, 1998                                 79%
     but prior to August 1, 1998


     On or after August 1, 1998                              75%

Notwithstanding the foregoing, the Conversion Percentage at all times following the occurrence of any Major Event shall equal seventy-five percent (75%).

         D. "Conversion Price" means, (a) with respect to any Conversion Date occurring prior to the earlier of November 4, 1997 or a Major Event, the Fixed Conversion Price and (b) with respect to any Conversion Date occurring on or after the earlier of November 4, 1997 or a Major Event, the lower of the Fixed Conversion Price and the Variable Conversion Price, each in effect as of such date and subject to adjustment as provided herein.

         E. "Fixed Conversion Price" means $2.49557 and shall be subject to adjustment as provided herein.

         F. "Major Event" means the occurrence of any of the following: (a) the merger, consolidation or other business combination of the Corporation with any other entity (other than a merger, consolidation or business combination pursuant to which the Company's voting stock immediately preceding such transaction (together with any securities received in exchange for such voting stock in the transaction) entitle the holders thereof to at least fifty percent (50%) of the aggregate voting power of all of the capital stock of the entity surviving such transaction); (b) any person, entity or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended, acquires, directly or indirectly, beneficial ownership of fifty percent (50%) or more of the voting power of the Corporation's outstanding capital stock; (c) individuals who on May 6, 1997 constituted the Corporation's Board of Directors (together with any new directors whose election by the stockholders of the Corporation was approved or who were elected by a vote of at least 66_% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Corporation's Board of Directors then in office; or (d) Fredric D. Price ceasing to be the Chief Executive Officer of the Corporation prior to the earlier of (i) May 8, 1998 or (ii) the trading day following the Corporation's public announcement that the Corporation achieved positive Operating Income (as defined below) for one fiscal quarter commencing on or after July 1, 1997 (provided such announcement is not determined to be in error). As used herein, "Operating Income" for any fiscal quarter means the Corporation's Operating Income as reported on the Company's quarterly report on Form 10-Q or annual report on Form 10-K for such fiscal quarter and as determined in accordance with generally accepted accounting principles consistently applied.

         G. "N" means the number of days from, but excluding, the date of the issuance of such share of Series D Preferred Stock through and including the Conversion Date for such share of Series D Preferred Stock.

         H. "Premium" means an amount equal to (.06)x(N/365)x(100).


         I. "Variable Conversion Price" means, as of any date of determination, the amount obtained by multiplying the Conversion Percentage then in effect by the average of the Closing Bid Prices for the Corporation's Common Stock, par value $.005 per share ("Common Stock") for the ten (10) consecutive trading days ending on the trading day immediately preceding such date of determination (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such ten (10) trading day period), and shall be subject to adjustment as provided herein.

                                 IV. CONVERSION

         A. Conversion at the Option of the Holder. Subject to the limitations on conversions contained in Paragraph C of this Section IV, each holder of shares of Series D Preferred Stock may, at any time and from time to time after August 5, 1997, convert (an "Optional Conversion") each of its shares of Series D Preferred Stock into a number of fully paid and nonassessable shares of Common Stock determined in accordance with the following formula:

                                100 + the Premium
                                -----------------
                                Conversion Price

         B. Mechanics of Conversion. In order to effect an Optional Conversion, a holder shall: (x) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation or the transfer agent for the Common Stock and (y) surrender or cause to be surrendered the original certificates representing the Series D Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation or the transfer agent. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a holder, the Corporation shall immediately send, via facsimile, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Preferred Stock Certificates are delivered to the Corporation as provided above, or the holder notifies the Corporation or the transfer agent that such certificates have been lost, stolen or destroyed (subject to the requirements of Section XIV.B).

                  (i) Delivery of Common Stock Upon Conversion. Upon the surrender of Preferred Stock Certificates from a holder of Series D Preferred Stock accompanied by a Notice of Conversion, the Corporation shall, no later than the second business day following the later of (a) the Conversion Date and
(b) the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Section XIV.B) (the "Delivery Period"), issue and deliver or cause its transfer agent to issue and deliver to the holder (x) that number of shares of Common Stock issuable upon conversion of such shares of Series D Preferred Stock being converted and (y) a certificate representing the number of shares of Series D Preferred Stock not being converted, if any.

                  (ii) Taxes. The Corporation shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series D Preferred Stock.

                  (iii) No Fractional Shares. If any conversion of Series D Preferred Stock would result in the issuance of a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock shall be the next higher whole number of shares.

                  (iv) Conversion Disputes. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock as are not disputed in accordance with subparagraph (i) above. If such dispute involves the calculation of the Conversion Price, the Corporation shall submit the disputed calculations to its outside accountant via facsimile within two (2) business days of receipt of the Notice of Conversion. The accountant shall audit the calculations and notify the Corporation and the holder of the results as soon as practicable after the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with subparagraph (i) above.

         C. Limitations on Conversions. The conversion of shares of Series D Preferred Stock shall be subject to the following limitations (each of which limitations shall be applied independently):

                  (i) Cap Amount. Unless permitted by the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded (whether because the Corporation has obtained requisite shareholder approval or otherwise), in no event shall the total number of shares of Common Stock issued upon conversion of the Series D Preferred Stock
                                      -15-
exceed the maximum number of shares of Common Stock that the Corporation can so issue without the approval of its common stockholders pursuant to Rule 4460(i) of the Nasdaq National Market ("Nasdaq") (or any successor rule) (the "Cap Amount"). The Cap Amount shall be allocated pro-rata to the holders of Series D Preferred Stock as provided in Section XIV.C. In the event the Corporation is prohibited from issuing shares of Common Stock as a result of the operation of this subparagraph (i), the Corporation shall comply with Section VII.

                  (ii) No Five Percent Holders. Except in a Required Conversion at Maturity pursuant to Section IV.D, in no event shall a holder of shares of Series D Preferred Stock be entitled to receive shares of Common Stock upon a conversion to the extent that, if converted with respect to a holder thereof, such holder would beneficially own in excess of 4.9% of the outstanding shares of Common Stock. To the extent the above limitation applies, the determination of whether and which shares of Series D Preferred Stock shall be convertible (vis-a-vis other securities owned by such holder) shall be in the sole discretion of the holder thereof and submission of shares of Series D Preferred Stock for conversion shall be deemed to be the holder's determination of whether and which shares of Series D Preferred Stock are convertible (vis-a-vis other securities owned by such holder), subject to the aggregate percentage limitation. No prior inability to convert shares of Series D Preferred Stock pursuant to this subparagraph (ii) shall have any effect on the applicability of the provisions of this subparagraph (ii) with respect to any subsequent determination of convertibility. For purposes of this subparagraph, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder. The restriction contained in this subparagraph (ii) shall not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the Common Stock and each holder of Series D Preferred Stock shall approve such alteration, amendment, deletion or change.

         D. Required Conversion at Maturity. Subject to the limitations set forth in Paragraph C(i) of this Section IV and provided all shares of Common Stock issuable upon conversion of all outstanding shares of Series D Preferred Stock are then (i) authorized and reserved for issuance, (ii) registered under the Securities Act of 1933, as amended (the "Securities Act") for resale by the holders of such shares of Series D Preferred Stock and (iii) eligible to be traded on either the Nasdaq, the Nasdaq Small Cap Market ("Small Cap"), the New York Stock Exchange or the American Stock Exchange, each share of Series D Preferred Stock issued and outstanding on May 8, 1999 (the "Maturity Date") (and any accrued and unpaid Conversion Default Payments), automatically shall be converted into shares of Common Stock on such date in accordance with the conversion formulas set forth in Paragraph A of this Section IV (the "Required Conversion at Maturity"). If the Required Conversion at Maturity occurs, the Corporation and the holders of Series D Preferred Stock shall follow the applicable conversion procedures set forth in Paragraph B of this Section IV; provided, however, that the holders of Series D Preferred Stock are not required to deliver a Notice of Conversion to the Corporation or its transfer agent.

                    V. RESERVATION OF SHARES OF COMMON STOCK

         A. Reserved Amount. Upon the initial issuance of the shares of Series D Preferred Stock, the Corporation shall reserve 8,700,000 shares of the authorized but unissued shares of Common Stock for issuance upon conversion of the Series D Preferred Stock and thereafter the number of authorized but unissued shares of Common Stock so reserved (the "Reserved Amount") shall not be decreased and shall at all times be sufficient to provide for the conversion of the Series D Preferred Stock outstanding at the then current Conversion Price. The Reserved Amount shall be allocated to the holders of Series D Preferred Stock as provided in Section XIV.C.

         B. Increases to Reserved Amount. If the Reserved Amount for any three
(3) consecutive trading days (the last of such three (3) trading days being the "Authorization Trigger Date") shall be less than 135% of the number of shares of

Common Stock issuable upon conversion of the Series D Preferred Stock on such trading days, the Corporation shall promptly notify the holders of Series D Preferred Stock of such occurrence and shall use its best efforts (including, if necessary, seeking shareholder approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to 200% of the number of shares of Common Stock then issuable upon conversion of the outstanding Series D Preferred Stock. In the event the Corporation fails to so increase the Reserved Amount within ninety (90) days after an Authorization Trigger Date, each holder of Series D Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a Redemption Notice (as defined in Section VIII.C) to the Corporation, to require the Corporation to purchase for cash, at an amount per share equal to the Redemption Amount (as defined in Section VIII.B), a portion of the holder's Series D Preferred Stock such that, after giving effect to such purchase, the holder's allocated portion of the Reserved Amount exceeds 135% of the total number of shares of Common Stock issuable to such holder upon conversion of its Series D Preferred Stock. If the Corporation fails to redeem any of such shares within five (5) business days after its receipt of a Redemption Notice, then such holder shall be entitled to the remedies provided in Section VIII.C.

                       VI. FAILURE TO SATISFY CONVERSIONS

         A. Conversion Default Payments. If, at any time, (x) a holder of shares of Series D Preferred Stock submits a Notice of Conversion and the Corporation fails for any reason (other than because such issuance would exceed such holder's allocated portion of the Reserved Amount or Cap Amount, for which failures the holders shall have the remedies set forth in Sections V and VII) to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such conversion, such number of freely tradeable shares of Common Stock to which such holder is entitled upon such conversion, or (y) the Corporation provides notice to any holder of Series D Preferred Stock at any time of its intention not to issue freely tradeable shares of Common Stock upon exercise by any holder of its conversion rights in accordance with the terms of this Article Sixteenth (other than because such issuance would exceed such holder's allocated portion of the Reserved Amount or Cap Amount) (each of (x) and (y) being a "Conversion Default"), then the Corporation shall pay to the affected holder, in the case of a Conversion Default described in clause (x) above, and to all holders, in the case of a Conversion Default described in clause (y) above, payments for the first ten (10) business days following the expiration of the Delivery Period, in the case of a Conversion Default described in clause (x), and for the first ten (10) business days following a Conversion Default described in clause (y), an amount equal to $500 per day. In the event any Conversion Default continues beyond such ten (10) business day period, the Corporation shall pay to the holder an additional amount equal to:

                     (.24) x (D/365) x (the Default Amount)

where:


         "D" means the number of days after the expiration of the ten (10) business day period described above through and including the Default Cure Date;

         "Default Amount" means (i) the total Face Amount of all shares of Series D Preferred Stock held by such holder plus (ii) the total accrued Premium as of the first day of the Conversion Default on all shares of Series D Preferred Stock included in clause (i) of this definition; and

         "Default Cure Date" means (i) with respect to a Conversion Default described in clause (x) of its definition, the date the Corporation effects the conversion of the full number of shares of Series D Preferred Stock and (ii) with respect to a Conversion Default described in clause (y) of its definition, the date the Corporation begins to issue freely tradeable Common Stock in satisfaction of all conversions of Series D Preferred Stock in accordance with
Section IV.A.

         The payments to which a holder shall be entitled pursuant to this Paragraph A are referred to herein as "Conversion Default Payments." A holder may elect to receive accrued Conversion Default Payments in cash or to convert all or any portion of such accrued Conversion Default Payments, at any time, into Common Stock at the lowest Conversion Price in effect during the period beginning on the date of the Conversion Default through the Conversion Date for such conversion. In the event a holder elects to receive any Conversion Default Payments in cash, it shall so notify the Corporation in writing. Such payment shall be made in accordance with and be subject to the provisions of Section XIV.E. In the event a holder elects to convert all or any portion of the Conversion Default Payments into Common Stock, the holder shall indicate on a Notice of Conversion such portion of the Conversion Default Payments which such holder elects to so convert and such conversion shall otherwise be effected in accordance with the provisions of Section IV.

         B. Adjustment to Conversion Price. If a holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the

Delivery Period with respect to a conversion of Series D Preferred Stock for any reason (other than because such issuance would exceed such holder's allocated portion of the Reserved Amount or Cap Amount, for which failures the holders shall have the remedies set forth in Sections V and VII), then the Fixed Conversion Price in respect of any shares of Series D Preferred Stock held by such holder shall thereafter be the lesser of (i) the Fixed Conversion Price on the Conversion Date specified in the Notice of Conversion which resulted in the Conversion Default and (ii) the lowest Conversion Price in effect during the period beginning on, and including, such Conversion Date through and including the day such shares of Common Stock are delivered to the holder. If there shall occur a Conversion Default of the type described in clause (y) of Section VI.A., then the Fixed Conversion Price with respect to any conversion thereafter shall be the lowest Conversion Price in effect at any time during the period beginning on, and including, the date of the occurrence of such Conversion Default through and including the Default Cure Date. The Fixed Conversion Price shall thereafter be subject to further adjustment for any events described in Section XI.

         C. Buy-In Cure. Unless the Corporation has notified the applicable holder in writing prior to the delivery by such holder of a Notice of Conversion that the Corporation is unable to honor conversions, if (i) the Corporation fails for any reason to deliver during the Delivery Period shares of Common Stock to a holder upon a conversion of shares of Series D Preferred Stock and
(ii) after the applicable Delivery Period with respect to such conversion, such holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by such holder of the shares of Common Stock (the "Sold Shares") which such holder anticipated receiving upon such conversion (a "Buy-In"), the Corporation shall pay such holder (in addition to any other remedies available to the holder) the amount by which (x) such holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the net proceeds received by such holder from the sale of the Sold Shares. For example, if a holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for $10,000, the Corporation will be required to pay the holder $1,000. A holder shall provide the Corporation written notification indicating any amounts payable to such holder pursuant to this Paragraph C. The Corporation shall make any payments required pursuant to this Paragraph C in accordance with and subject to the provisions of Section XIV.E.

         D. Redemption Right. If the Corporation fails, and such failure continues uncured for five (5) business days after the Corporation has been notified thereof in writing by the holder, for any reason (other than because such issuance would exceed such holder's allocated portion of the Reserved Amount or Cap Amount, for which failures the holders shall have the remedies set forth in Sections V and VII) to issue shares of Common Stock within ten (10) business days after the expiration of the Delivery Period with respect to any conversion of Series D Preferred Stock, then the holder may elect at any time and from time to time prior to the Default Cure Date for such Conversion Default, by delivery of a Redemption Notice (as defined in Section VIII.C) to the Corporation, to have all or any portion of such holder's outstanding shares of Series D Preferred Stock purchased by the Corporation for cash, at an amount per share equal to the

Redemption Amount (as defined in Section VIII.B). If the Corporation fails to redeem any of such shares within five (5) business days after its receipt of a Redemption Notice, then such holder shall be entitled to the remedies provided in Section VIII.C.

 VII. INABILITY TO CONVERT SHARES OF SERIES D PREFERRED STOCK DUE TO CAP AMOUNT

         A. Redemption Right. At any time and from time to time during any period (if any) that the then unissued portion of any holder's Cap Amount is less than the number of shares of Common Stock then issuable upon conversion of such holder's shares of Series D Preferred Stock, such holder of Series D

Preferred Stock shall have the option, exercisable in whole or in part by delivery of a Redemption Notice (as defined in Section VIII.C) to the Corporation, to require the Corporation to purchase for cash, at an amount per share equal to the Redemption Amount (as defined in Section VIII.B), a portion of the holder's Series D Preferred Stock such that, after giving effect to such purchase, the then unissued portion of such holder's Cap Amount on the date of such Redemption Notice equals 100% of the total number of shares of Common Stock then issuable to such holder upon conversion of its Series D Preferred Stock. If the Corporation fails to redeem any of such shares within five (5) business days after its receipt of a Redemption Notice, then such holder shall be entitled to the remedies provided in Section VIII.C.

         B. Remedies. If the Corporation is prohibited, at any time, from issuing shares of Common Stock upon conversion of Series D Preferred Stock to any holder because such issuance would exceed the then unissued portion of such holder's Cap Amount because of applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or its securities, any holder who is so prohibited from converting its Series D Preferred Stock may elect to require, with the consent of holders of at least fifty percent (50%) of the outstanding shares of Series D Preferred Stock (including any shares of Series D Preferred Stock held by the requesting holder), the Corporation to terminate the listing of its Common Stock on the Nasdaq National Market ("Nasdaq") (or any other stock exchange, interdealer quotation system or trading market) and to cause its Common Stock to be eligible for trading on SmallCap or on the over-the-counter electronic bulletin board (but only if such action will permit the issuance of the shares of Common Stock issuable upon conversion of all of the then outstanding Series D Preferred Stock without violating any of the rules of such trading market (i.e., Small Cap or the over-the-counter electronic bulletin board)), at the option of the requesting holder.

                     VIII. REDEMPTION DUE TO CERTAIN EVENTS

         A. Redemption by Holder. In the event (each of the events described in clauses (i)-(v) below after expiration of the applicable cure period (if any) being a "Redemption Event"):

                  (i) the Common Stock (including any of the shares of Common Stock issuable upon conversion of the Series D Preferred Stock) is suspended from trading on any of, or is not listed (and authorized) for trading on at least one of, the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), Nasdaq or SmallCap for an aggregate of ten (10) trading days in any nine (9) month period;

                  (ii) the Registration Statement required to be filed by the Corporation pursuant to Section 2(a) of the Registration Rights Agreement, dated as of May 8, 1997, by and among the Corporation and the other signatories thereto (the "Registration Rights Agreement"), has not been declared effective by November 15, 1997 or such Registration Statement, after being declared effective, cannot be utilized by the holders of Series D Preferred Stock for the resale of all of their Registrable Securities (as defined in the Registration Rights Agreement) for an aggregate of more than thirty (30) days;

                  (iii) the Corporation fails, and any such failure continues uncured for five (5) business days after the Corporation has been notified thereof in writing by the holder, to remove any restrictive legend on any certificate or any shares of Common Stock issued to the holders of Series D Preferred Stock upon conversion of the Series D Preferred Stock as and when required by this Article Sixteenth, the Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of May 8, 1997 by and among the Corporation and the Purchasers of the Corporation's Series D Preferred Stock or the Registration Rights Agreement;

                  (iv) the Corporation provides notice to any holder of Series D Preferred Stock, including by way of public announcement, at any time, of its intention not to, or otherwise refuses to, issue shares of Common Stock to any holder of Series D Preferred Stock upon conversion in accordance with the terms of this Article Sixteenth (other than due to the circumstances contemplated by Sections V or VII for which the holders shall have the remedies set forth in such Sections);

                  (v) the Corporation shall engage in any merger, consolidation , exchange offer or sale of all or substantially of its assets or any other business combination pursuant to which the surviving or successor entity is not a publicly traded corporation whose common stock is listed for trading on the Nasdaq, NYSE or AMEX (or SmallCap if the Corporation's Common Stock was listed on SmallCap at the time of such merger, consolidation, exchange offer, sale or business combination);

then, upon the occurrence of any such Redemption Event, each holder of shares of Series D Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a Redemption Notice (as defined in Paragraph C below) to the Corporation while such Redemption Event continues, to require the Corporation to purchase for cash any or all of the then outstanding shares of Series D Preferred Stock held by such holder for an amount per share, in the case of a Redemption

Event described in clauses (i)-(iv) above equal to the Redemption Amount (as defined in Paragraph B below), or in the case of a Redemption Event described in clause (v) above, equal to the Benefit of the Bargain (as defined in Paragraph D below), in each case as in effect at the time of the redemption hereunder. For the avoidance of doubt, the occurrence of any event described in clauses (i),
(ii), (iv) or (v) above shall immediately constitute a Redemption Event and there shall be no cure period.

                  B. Definition of Redemption Amount. The "Redemption Amount" with respect to a share of Series D Preferred Stock means an amount equal to:

                                     V    X   M
                                   -----

                                     CP

where:

         "V" means the face amount thereof plus the accrued Premium thereon and all Conversion Default Payments (if any) with respect thereto through the date of redemption;

         "CP" means the Conversion Price in effect on the date of the Redemption Notice; and

         "M" means the highest Closing Bid Price of the Corporation's Common Stock during the period beginning on the date of the Redemption Notice and ending on the date of the redemption.

         C. Redemption Defaults. If the Corporation fails to pay any holder the Redemption Amount with respect to any share of Series D Preferred Stock within five (5) business days of its receipt of a notice requiring such redemption (a "Redemption Notice"), then the holder of Series D Preferred Stock delivering such Redemption Notice (i) shall be entitled to interest on the Redemption Amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law from the date of the Redemption Notice until the date of redemption hereunder, and (ii) shall have the right, at any time and from time to time, to require the Corporation, upon written notice, to immediately convert (in accordance with the terms of Paragraph A of Section IV) all or any portion of the Redemption Amount, plus interest as aforesaid, into shares of Common Stock at the lowest Conversion Price in effect during the period beginning on the date of the Redemption Notice and ending on the Conversion Date with respect to the conversion of such Redemption Amount. In the event the Corporation is not able to redeem all of the shares of Series D Preferred Stock subject to Redemption Notices, the Corporation shall redeem shares of Series D Preferred Stock from each holder pro rata, based on the total number of shares of Series D Preferred Stock included by such holder in the Redemption Notice relative to the total number of shares of Series D Preferred Stock in all of the Redemption Notices.

         D. Redemption by Corporation.

         (i) The Corporation shall have the right, at any time following the first anniversary of the date of the First Closing under the Securities Purchase Agreement (the "First Closing Date"), and provided the Corporation is not in material violation of any of its obligations under this Article Sixteenth, the Securities Purchase Agreement or the Registration Rights Agreement, to redeem (an "Optional Redemption") all or any portion of the then outstanding Series D Preferred Stock (other than Series D Preferred Stock which is the subject of a Notice of Conversion delivered prior to the delivery date of the Optional Redemption Notice (as defined in subparagraph (iii) below)) for the Optional Redemption Amount (as defined below), which right shall be exercisable one time while any Series D Preferred Stock is outstanding by the Corporation in its sole discretion by delivery of an Optional Redemption Notice in accordance with the redemption procedures set forth below. Any Optional Redemption pursuant to this Paragraph D shall be made ratably among the holders of Series D Preferred Stock in proportion to the number of shares of Series D Preferred Stock then outstanding. Holders of Series D Preferred Stock may convert all or any part of their shares of Series D Preferred Stock selected for redemption hereunder into Common Stock in accordance with the provisions of Section IV at any time prior to the Effective Date of Redemption as defined in subparagraph (iii). The "Optional Redemption Amount" with respect to each share of Series D Preferred Stock means the greater of (a) 130% multiplied by the sum of (I) the Face Amount thereof plus (II) the accrued Premium thereon and all Conversion Default Payments (if any) with respect thereto through the date of redemption, and (b) the Benefit of the Bargain (as defined below).

                  (ii) The "Benefit of the Bargain" with respect to a share of Series D Preferred Stock means an amount equal to:

                                       V    X  M
                                     -----
                                       CP

where:

         "V" means the face amount thereof plus the accrued Premium thereon and all Conversion Default Payments (if any) with respect thereto through the date of redemption;

         "CP" means the Conversion Price in effect on the date of the Redemption Notice; and

         "M" means the last reported sale price of the Corporation's Common Stock on the trading day immediately preceding the date of the Optional Redemption Notice as reported by Bloomberg.

                  (iii) The Corporation may not deliver an Optional Redemption Notice to a holder of Series D Preferred Stock unless on or prior to the date of delivery of such Optional Redemption Notice, the Corporation shall have deposited with its transfer agent in the United States or another escrow agent reasonably acceptable to holders of a majority of the outstanding shares of Series D Preferred Stock, as a trust fund, cash sufficient in amount to pay all amounts to which the holders of Series D Preferred Stock are entitled upon such redemption pursuant to subparagraph (i) of this Paragraph D, with irrevocable instructions and authority to such transfer agent or escrow agent to complete the redemption thereof in accordance with this Paragraph D. Any Optional Redemption Notice delivered in accordance with the immediately preceding sentence shall be accompanied by a statement executed by a duly authorized officer of its transfer agent or escrow agent, certifying the amount of funds which have been deposited with such transfer agent or escrow agent and that the transfer agent or escrow agent has been instructed and agrees to act as redemption agent hereunder.

                  (iv) The Corporation shall effect each redemption under this
Section VIII.D by giving at least twenty (20) business days but not more than thirty (30) business days prior written notice (the "Optional Redemption Notice") of the date which such redemption is to become effective (the "Effective Date of Redemption"), the shares of Series D Preferred Stock selected for redemption and the Optional Redemption Amount to (i) the holders of Series D Preferred Stock selected for redemption at the address and facsimile number of such holder appearing in the Corporation's register for the Series D Preferred Stock and (ii) the transfer agent for the Common Stock, which Optional Redemption Notice shall be deemed to have been delivered on the business day after the Corporation's fax (with a copy sent by overnight courier to the holders of Series D Preferred Stock) of such notice to the holders of Series D Preferred Stock.

                  (v) The Optional Redemption Amount shall be paid to the holder of the Series D Preferred Stock being redeemed within three (3) business days of the Effective Date of Redemption; provided, however, that the Corporation shall not be obligated to deliver any portion of the Optional Redemption Amount until either the certificates evidencing the Series D Preferred Stock being redeemed are delivered to the office of the Corporation or the transfer agent, or the holder notifies the Corporation or the transfer agent that such certificates have been lost, stolen or destroyed and delivers the documentation in accordance with Section XIV.B hereof. Notwithstanding anything herein to the contrary, in the event that the certificates evidencing the Series D Preferred Stock being redeemed are not delivered to the Corporation or the transfer agent prior to the third business day following the Effective Date of Redemption, the redemption of the Series D Preferred Stock pursuant to this Section VIII.D shall still be deemed effective as of the Effective Date of Redemption and the Optional Redemption Amount shall be paid to the holder of Series D Preferred Stock being redeemed within five (5) business days of the date the certificates evidencing the Series D Preferred Stock being redeemed are actually delivered to the Corporation or the transfer agent.

                  (vi) Notwithstanding the provisions of Section IV hereof, if on the Conversion Date for any Optional Conversion, the Closing Bid Price of the Corporation's Common Stock is less than $1.13435 (subject to equitable adjustments for stock splits, stock dividends, reclassifications or similar events), then the Corporation may, at its option, by the delivery of written notice to such holder within one (1) business day of its receipt of the Conversion Notice for such Optional Conversion, elect to redeem the shares of Series D Preferred Stock which are the subject of such Conversion Notice at a price per share equal to the Optional Redemption Amount in lieu of converting such shares to Common Stock. Each holder of Series D Preferred Stock shall have the right, by sending a written request to the Corporation, to require the Corporation to provide advance written notice to such holder stating whether the Corporation will elect to exercise its redemption rights pursuant to this paragraph (vi) in respect of all or any portion of any conversions which would otherwise be made within the next thirty
(30) day period. The Corporation shall have two (2) business days from receipt of such request to reply in writing to such holder. In the event the Corporation either fails to so reply or replies that it will not elect to exercise such redemption rights, the Corporation shall forfeit its rights to redeem shares of Series D Preferred Stock pursuant to this paragraph (vi) during the thirty (30) day period immediately following the expiration of the Corporation's reply period or receipt of such election not to redeem, as the case may be. In the event the Corporation notifies a holder of its intention to redeem shares of Series D Preferred Stock pursuant to this paragraph (vi) and such holder delivers a Conversion Notice at any time during which the Corporation has redemption rights pursuant to this paragraph (vi) and the Corporation, prior to the date of such Conversion Notice, has not provided such holder with written notice that it no longer intends to exercise its redemption rights pursuant to this paragraph (vi), the Corporation shall, no later than five (5) business days from the date of such Conversion Notice, pay to such holder the Optional Redemption Amount for each share of Series D Preferred Stock which is covered by such Conversion Notice.

                  (vii) If the Corporation fails to pay, when due and owing, any Optional Redemption Amount, then the holder of Series D Preferred Stock entitled to receive such Optional Redemption Amount shall have the right, at any time and from time to time, to require the Corporation, upon written notice, to immediately convert (in accordance with the terms of paragraph A of Section IV) any or all of the shares of Series D Preferred Stock which are the subject of such redemption, into shares of Common Stock at the lowest Conversion Price in effect during the period beginning on the date the Corporation elected to redeem such shares of Series D Preferred Stock and ending on the twentieth trading day following either the Conversion Date which gave rise to the right of redemption (in the case of a redemption pursuant to subparagraph (vi) of this Paragraph D) or the Effective Date of Redemption (in the case of an Optional Redemption), as the case may be. In addition, if the Corporation fails to pay an Optional Redemption Amount when due and owing, the Corporation shall thereafter forfeit its rights under this Paragraph D to effect any redemption with respect to any or all issued and outstanding shares of Series D Preferred Stock, and shall pay the holder interest on such Optional Redemption Amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law from the date the Corporation elected to redeem such shares of Series D Preferred Stock until the date on which such Series D Preferred Stock is redeemed by the Corporation.

                                    IX. RANK

         Subject to the provisions of Section XIII.(g) hereof, all shares of the Series D Preferred Stock shall rank (i) prior to the Corporation's Common Stock, 1992 Redeemable Preferred Stock, par value $.01 per share (the "1992 Preferred Stock"), and Series C Preferred Stock, par value $.01 per share ("Series C Preferred Stock"); (ii) prior to any class or series of capital stock of the Corporation hereafter created other than Permitted Pari Passu Securities (as defined below) (unless, with the consent of the holders of Series D Preferred Stock obtained in accordance with Section XIII hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series D Preferred Stock) (collectively, with the Common Stock, 1992 Preferred Stock and Series C Preferred Stock, "Junior Securities"); (iii) pari passu with any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, on parity with the Series D Preferred Stock and issued exclusively to a strategic partner in connection with the consummation by the Corporation and such strategic partner of a transaction the primary purpose of which is not to raise capital and which is material to the Corporation ("Permitted Pari Passu Securities"); (iv) pari passu with any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series D Preferred Stock obtained in accordance with
Section XIII hereof) specifically ranking, by its terms, on parity with the Series D Preferred Stock (collectively, with the Permitted Pari Passu Securities, the "Pari Passu Securities"); and (v) junior to any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series D Preferred Stock obtained in accordance with Section XIII hereof) specifically ranking, by its terms, senior to the Series D Preferred Stock (the "Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                            X. LIQUIDATION PREFERENCE

         A. If the Corporation shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities) upon liquidation, dissolution or winding up unless prior thereto the holders of shares of Series D Preferred Stock shall have received the Liquidation Preference with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series D Preferred Stock and holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series D Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.

         B. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of less than substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation.

         C. The "Liquidation Preference" with respect to a share of Series D Preferred Stock means an amount equal to the Face Amount thereof plus the accrued Premium thereon through the date of final distribution. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in this Certificate of Incorporation.

                     XI. ADJUSTMENTS TO THE CONVERSION PRICE

         The Conversion Price shall be subject to adjustment from time to time as follows:

         A. Stock Splits, Stock Dividends, Etc. If at any time on or after the First Closing Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Fixed Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Corporation's transfer agent of such change on or before the effective date thereof.

         B. Adjustment Due to Major Announcement. In the event the Corporation at any time after the First Closing Date (i) makes a public announcement that it intends to consolidate or merge with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged) or to sell or transfer all or substantially all of the assets of the Corporation or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or another transaction to purchase 50% or more of the Corporation's Common Stock (the date of the announcement referred to in clause (i) or (ii) of this Paragraph B is hereinafter referred to as the "Announcement Date"), then the

Conversion Price shall, effective upon the Announcement Date and continuing through the eleventh trading day following the earlier of the consummation of the proposed transaction or tender offer, exchange offer or another transaction or the Abandonment Date (as defined below), be equal to the lower of (x) the Conversion Price which would have been applicable for an Optional Conversion occurring on the Announcement Date and (y) the Conversion Price determined in accordance with Section III.D on the Conversion Date set forth in the Notice of Conversion for the Optional Conversion. From and after the eleventh trading day following the Abandonment Date, the Conversion Price shall be determined as set forth in Section III.D. "Abandonment Date" means with respect to any proposed transaction or tender offer, exchange offer or another transaction for which a public announcement as contemplated by this Paragraph B has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this Paragraph B to become operative.

         C. Adjustment Due to Merger, Consolidation, Etc. If, at any time after the First Closing Date, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation or (iv) any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, then the holders of Series D Preferred Stock shall thereafter have the right to receive upon conversion, in lieu of the shares of Common Stock immediately theretofore issuable, such shares of stock, securities and/or other property as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore issuable upon conversion (without giving effect to the limitations contained in Section IV.C) had such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event not taken place, and in any such case, appropriate provisions shall be made with respect to the rights and interests of the holders of the Series D Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the conversion thereof. The Corporation shall not effect any transaction described in this Paragraph C unless (i) each holder of Series D Preferred Stock has received written notice of such transaction at least thirty (30) days prior thereto, but in no event later than ten (10) days prior to the record date for the determination of shareholders entitled to vote with respect thereto, and
(ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of this Paragraph C. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon conversion of the shares of Series D Preferred Stock outstanding as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

         D. Adjustment Due to Distribution. If at any time after the First Closing Date the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e. a spin-off)) (a "Distribution"), then effective upon the date of record for determining shareholders entitled to such Distribution, the Fixed Conversion Price then in effect shall be reduced by the fair market value of the assets distributable or distributed in such Distribution with respect to each share of Common Stock then outstanding. For purposes of determining the fair market value of any assets to be so distributed, the fair market value of any cash to be distributed shall be the amount of such cash and the fair market value of any other assets to be so distributed shall be determined by an expert of national reputation in appraising the value of assets of the type so distributed, which expert shall be selected by the Company and be reasonably acceptable to holders holding a majority of the shares of Series D Preferred Stock then outstanding, with the costs of such expert to be borne by the Company.

         E. Purchase Rights. If at any time after the First Closing Date, the Corporation issues any Convertible Securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the holders of Series D Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series D Preferred Stock (without giving effect to the limitations contained in Section IV.C) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

         F. Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section XI, the Corporation, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each holder of Series D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series D Preferred Stock, furnish to such holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series D Preferred Stock.

                               XII. VOTING RIGHTS

         The holders of the Series D Preferred Stock have no voting power whatsoever, except as otherwise provided by the New York Business Corporation Law (the "Business Corporation Law"), in this Section XII and in Section XIII below.

         Notwithstanding the above, the Corporation shall provide each holder of Series D Preferred Stock with prior notification of any meeting of the shareholders (and copies of proxy materials and other information sent to shareholders). If the Corporation takes a record of its shareholders for the purpose of determining shareholders entitled to (a) receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or (b) to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed merger, consolidation, liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder, at least twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier, but in no event earlier than public announcement of such proposed transaction), of the date on which any such record is to be taken for the purpose of such vote, dividend, distribution, right or other event, and a brief statement regarding the amount and character of such vote, dividend, distribution, right or other event to the extent known at such time.

         To the extent that under the Business Corporation Law the vote of the holders of the Series D Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series D Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series D Preferred Stock (except as otherwise may be required under the Business Corporation Law) shall constitute the approval of such action by the class. To the extent that under the Business Corporation Law holders of the Series D Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series D Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible (without giving effect to the limitations contained in Section IV.C) using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated.

                           XIII. PROTECTION PROVISIONS

         So long as any shares of Series D Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the Business Corporation Law) of the holders of at least a majority of the then outstanding shares of Series D Preferred Stock:

                  (a) alter or change the rights, preferences or privileges of the Series D Preferred Stock;

                  (b) alter or change the rights, preferences or privileges of any capital stock of the Corporation so as to affect adversely the Series D Preferred Stock;

                  (c) create any new class or series of capital stock having a preference over the Series D Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Section IX hereof, "Senior Securities");

                  (d) create any new class or series of capital stock ranking pari passu with the Series D Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Section IX hereof, "Pari Passu Securities") other than Permitted Pari Passu Securities;

                  (e) increase the authorized number of shares of Series D Preferred Stock;

                  (f) issue any shares of Series D Preferred Stock other than pursuant to the Securities Purchase Agreement; or

                  (g) redeem, or declare or pay any cash dividend or distribution on, any Junior Securities other than (i) redemptions of 1992 Preferred Stock at the liquidation value thereof, (ii) redemptions of convertible Junior Securities which may not be converted because of limitations imposed by the principal securities exchange or interdealer quotation system on which the Corporation's Common Stock is listed or traded; (iii) redemptions of any convertible Junior Security if such Junior Security becomes convertible at a price less than or equal to fifty percent (50%) of the Closing Bid Price of the Corporation's Common Stock on the date of issuance of such security; (iv) dividends on the 1992 Preferred Stock and Series C Preferred Stock in accordance with the terms of such preferred stock as in effect on May 8, 1997 and (v) dividends on preferred stock of the Corporation hereafter created at an annual rate on the purchase price paid to the Corporation therefor not to exceed six percent (6%).

If holders of at least a majority of the then outstanding shares of Series D Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series D Preferred Stock pursuant to subsection (a) above, then the Corporation shall deliver notice of such approved change to the holders of the Series D Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting Holders shall have the right, for a period of thirty (30) days, to convert pursuant to the terms of this Article Sixteenth as they existed prior to such alteration or change or to continue to hold their shares of Series D Preferred Stock.

                               XIV. MISCELLANEOUS


         A. Cancellation of Series D Preferred Stock. If any shares of Series D Preferred Stock are converted pursuant to Section IV, the shares so converted shall be canceled, shall return to the status of authorized, but unissued preferred stock of no designated series, and shall not be issuable by the Corporation as Series D Preferred Stock.

         B. Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Corporation, or (z) in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost or stolen Preferred Stock Certificate(s) if the holder contemporaneously requests the Corporation to convert such Series D Preferred Stock.

         C. Allocations of Cap Amount and Reserved Amount. The initial Cap Amount and Reserved Amount shall be allocated pro rata among the holders of Series D Preferred Stock based on the number of shares of Series D Preferred Stock issued to each holder. Each increase to the Cap Amount and Reserved Amount shall be allocated pro rata among the holders of Series D Preferred Stock based on the number of shares of Series D Preferred Stock held by each holder at the time of the increase in the Cap Amount or Reserved Amount, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's shares of Series D Preferred Stock, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount and Reserved Amount. Any portion of the Cap Amount or Reserved Amount which remains allocated to any person or entity which does not hold any Series D Preferred Stock shall be allocated to the remaining holders of shares of Series D Preferred Stock, pro rata based on the number of shares of Series D Preferred Stock then held by such holders.

         D. Quarterly Statements of Available Shares. For each calendar quarter beginning in the quarter in which the registration statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement is declared effective and thereafter so long as any shares of Series D Preferred Stock are outstanding, the Corporation shall deliver (or cause its transfer agent to deliver) to each holder a written report notifying the holders of any occurrence which prohibits the Corporation from issuing Common Stock upon any such conversion. The report shall also specify (i) the total number of shares of Series D Preferred Stock outstanding as of the end of such quarter, (ii) the total number of shares of Common Stock issued upon all conversions of Series D Preferred Stock prior to the end of such quarter, (iii) the total number of shares of Common Stock which are reserved for issuance upon conversion of the Series D Preferred Stock as of the end of such quarter, and (iv) the total number of shares of Common Stock which may thereafter be issued by the Corporation upon conversion of the Series D Preferred Stock before the Corporation would exceed the Cap Amount and the Reserved Amount. The Corporation (or its transfer agent) shall deliver the report for each quarter to each holder prior to the tenth day of the calendar month following the quarter to which such report relates. In addition, the Corporation (or its transfer agent) shall provide, within fifteen
(15) days after delivery to the Corporation of a written request by any holder, any of the information enumerated in clauses (i) - (iv) of this Paragraph D as of the date of such request.

         E. Payment of Cash; Defaults. Whenever the Corporation is required to make any cash payment to a holder under this Article Sixteenth (as a Conversion Default Payment, upon redemption or otherwise), such cash payment shall be made to the holder within five (5) business days after delivery by such holder of a notice specifying that the holder elects to receive such payment in cash and the method (e.g., by check, wire transfer) in which such payment should be made. If such payment is not delivered within such five (5) business day period, such holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law until such amount is paid in full to the holder.

         F. Status as Stockholder. Upon submission of a Notice of Conversion by a holder of Series D Preferred Stock, the shares covered thereby shall be deemed converted into shares of Common Stock and the holder's rights as a holder of such converted shares of Series D Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Article Sixteenth. Notwithstanding the foregoing, if a holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Delivery Period with respect to a conversion of Series D Preferred Stock for any reason, then (unless the holder otherwise elects to retain its status as a holder of Common Stock) the holder shall regain the rights of a holder of Series D Preferred Stock with respect to such unconverted shares of Series D Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares to the holder. In all cases, the holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to Section VI.A to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Section VI.B) for the Corporation's failure to convert Series D Preferred Stock.

         G. Remedies Cumulative. The remedies provided in this Article Sixteenth shall be cumulative and in addition to all other remedies available under this Article Sixteenth, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of this Article Sixteenth. The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of Series D Preferred Stock and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees, in the event of any such breach or threatened breach, the holders of Series D Preferred Stock shall be entitled, in addition to all other available remedies, (i) to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required and (ii) reimbursement for all cost and expenses (including legal fees) related to enforcing their rights hereunder.

         4. This amendment was adopted by the Board of Directors under the authority of Section 502 of the Business Corporation law.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under penalties of perjury this 8th day of May, 1997.

                         By: /s/ Benjamin T. Sporn
                            ----------------------------
                             Name: Benjamin T. Sporn
                             Title: Vice President

                         By: /s/ Oscar D. Folger
                            ----------------------------
                              Name: Oscar D. Folger
                              Title: Assistant Secretary

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                in order to Convert the Series D Preferred Stock)

The undersigned hereby irrevocably elects to convert ____________ shares of Series D Preferred Stock (the "Conversion"), represented by stock certificate Nos(s). ___________ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of AMBI Inc. (the "Corporation") according to the conditions of Article Sixteenth of the Corporation's Certificate of Incorporation, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series D Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

                   Date of Conversion:___________________________

                   Applicable Conversion Price:____________________

                   Amount of Conversion Default Payments
                   to be Converted, if any:______________________

                   Number of Shares of
                   Common Stock to be Issued:_____________________

                   Signature:____________________________________

                   Name:_______________________________________

                   Address:______________________________________

* The Corporation is not required to issue shares of Common Stock until the original Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its transfer agent. The Corporation shall issue and deliver shares of Common Stock to an overnight courier not later than the later of (a) two (2) business days following receipt of this Notice of Conversion and
(b) delivery of the original Preferred Stock Certificates (or evidence of loss, theft or destruction thereof) and shall make payments pursuant to Article

Sixteenth of the Corporation's Certificate of Incorporation for the failure to make timely delivery.

                                                                       Exhibit B

         VOID AFTER 5:00 P.M. NEW YORK CITY
         TIME ON MAY 7, 2002

         THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR ANY SUCH OFFER, SALE OR TRANSFER IS MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                      Right to Purchase_____  Shares of
                                      Common Stock, par value $.005 per share

Date: May 8, 1997

                                    AMBI INC.
                             STOCK PURCHASE WARRANT

         THIS CERTIFIES THAT, for value received, ________________, or its registered assigns, is entitled to purchase from AMBI Inc., a New York corporation (the "Company"), at any time or from time to time during the period specified in Section 2 hereof, __________ fully paid and nonassessable shares of the Company's common stock, par value $.005 per share (the "Common Stock"), at an exercise price per share (the "Exercise Price") equal to $2.72244. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other warrants of the Company issued pursuant to the terms of the Securities Purchase Agreement dated May 8, 1997 by and between the Company and the purchasers listed on the execution pages thereof (the "Securities Purchase Agreement") and to Frith Brothers Investments, Inc. pursuant to the term of that certain letter agreement dated January 7, 1997 by and between the Company and Frith Brothers Investments, Inc.

         This Warrant is subject to the following terms, provisions, and conditions:

         1. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 7 hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i)

payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the holder is permitted to effect a Cashless Exercise (as defined in Section 11(c) below) pursuant to
Section 11(c) hereof, delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding two (2) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

         If, at any time, a holder of this Warrant submits this Warrant, an Exercise Agreement and payment to the Company of the Exercise Price for each of the Warrant Shares specified in the Exercise Agreement, and the Company fails for any reason to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such exercise, the number of shares of Common Stock to which the holder is entitled upon such exercise (an "Exercise Default"), then the Company shall pay to the holder payments ("Exercise Default Payments") for an Exercise Default in the amount of (a) (N/365), multiplied by
(b) the difference between the Market Price (as defined in Section 4(1) below) on the date the Exercise Agreement giving rise to the Exercise Default is transmitted in accordance with Section 1 (the "Exercise Default Date ") less the Exercise Price, multiplied by (c) the number of shares of Common Stock the Company failed to so deliver in such Exercise Default multiplied by (d) .24, where N = the number of days

                                      -2-

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from the Exercise Default Date to the date that the Company effects the full exercise of this Warrant which gave rise to the Exercise Default. The accrued Exercise Default Payment for each calendar month shall be paid in cash or shall be convertible into Common Stock at the Exercise Price, at the holder's option, as follows:

         (a) In the event holder elects to take such payment in cash, cash payment shall be made to holder by the fifth (5th) day of the month following the month in which it has accrued; and

                  (b) In the event holder elects to take such payment in Common Stock, the holder may convert such payment amount into Common Stock at the

Exercise Price (as in effect at the time of conversion) at any time after the fifth (5th) day of the month following the month in which it has accrued.

                  Nothing herein shall limit the holder's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 3(b) hereof, or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and each holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

         2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date hereof and before 5:00 p.m., New York City time on the fifth (5th) anniversary of the date hereof (the "Exercise Period").

         3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

                  (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, claims and encumbrances.

                  (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

                  (c) Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

                  (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this

Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

                  (e) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

         4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4.

         In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

                  (a) Adjustment of Exercise Price and Number of Shares upon Issuance of Common Stock. Except as otherwise provided in Sections 4(c) and 4(e) hereof, if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the greater of (i) the Exercise Price then in effect and (ii) seventy-five percent (75%) of the Market Price (as hereinafter defined) on the date of issuance (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the

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Exercise Price will be adjusted in accordance with the following formula:

                  E'   =   E    x     O + P/M
                                    ------------
                                        CSDO

                  where:

                  E'       =        the adjusted Exercise Price;
                  E        =        the then current Exercise Price;
                  M        =        the then current Market Price (as defined
                                    in Section 4(1));
                  O        =        the number of shares of Common Stock
                                    outstanding immediately prior to the
                                    Dilutive Issuance;
                  P        =        the  aggregate consideration, calculated
                                    as set forth in Section 4(b) hereof,
                                    received by the Company upon such Dilutive
                                    Issuance; and
                  CSDO     =        the total number of shares of Common Stock

                                    Deemed Outstanding (as defined in Section
                                    4(l)) immediately after the Dilutive
                                    Issuance.

                  (b) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

                           (i) Issuance of Rights or Options. If the Company in
any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Below Market Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the

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exercise of all such Below Market Options, plus, in the case of Convertible
Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

                           (ii) Issuance of Convertible Securities.

                                    (A) If the Company in any manner issues or
sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such

Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such exercise, conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                                    (B) If the Company in any manner issues or
sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied) if the Market Price on the date of issuance of such Convertible Security was 75% of the Market Price on such date (the "Assumed Variable Market Price"). Further, if the Market Price at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 4 with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the

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Assumed Variable Market Price at the time of issuance of the Variable Rate
Convertible Security had been 75% of the Market Price existing at the time of the adjustment required by this sentence.

                                    (iii) Change in Option Price or Conversion
Rate. If there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                                    (iv) Treatment of Expired Options and
Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Option or upon exercise,

conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

                                    (v) Calculation of Consideration Received.
If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or

Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

                           (vi) Exceptions to Adjustment of Exercise Price. No
adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of Preferred Stock or Warrants in accordance with terms of the Securities Purchase Agreement; or (iv) upon the exercise of the Warrants or conversion of the Preferred Stock.

                  (c) Subdivision or Combination of Common Stock. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

                  (d) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (e) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time after the initial issuance of this Warrant, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Section 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

                  (f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this Warrant, then the holder of this Warrant shall be entitled upon exercise of this

Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

                  (g) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

                  (h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

                  (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

                  (j) Other Notices. In case at any time:

                           (i) the Company shall declare any dividend upon the
Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

                           (ii) the Company shall offer for subscription pro
rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                           (iii) there shall be any capital reorganization of
the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                           (iv) there shall be a voluntary or involuntary
dissolution, liquidation or winding-up of the Company;


then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                  (k) Certain Events. If, at any time after the initial issuance of this Warrant, any event occurs of the type contemplated by the adjustment provisions of this Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(g) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

                  (l) Certain Definitions.

                           (i) "Common Stock Deemed Outstanding" shall mean the
number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by
Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

                           (ii) "Market Price," as of any date, (i) means the
average of the closing bid prices for the shares of Common Stock as reported on the Nasdaq National Market by Bloomberg Financial Markets ("Bloomberg") for the five (5) trading days immediately preceding such date, or (ii) if the Nasdaq National Market is not the principal trading market for the shares of Common Stock, the average of the last bid prices reported by Bloomberg on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last sales price reported by Bloomberg for such period, or (iii) if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no closing bid price is so reported for such security, the last closing trade price of such security as reported by Bloomberg, or (iv) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                           (iii) "Common Stock," for purposes of this Section 4,
includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock, par value $.05 per share, in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

         5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

         6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         7. Transfer, Exchange, Redemption and Replacement of Warrant.

                  (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in
Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 7(f) and (g) hereof and to the provisions of Sections 2(f) and 2(g) of the Securities Purchase Agreement. Until

due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of that certain Registration Rights Agreement, dated as of May 8, 1997, by and among the Company and the other signatories thereto (the "Registration Rights Agreement").

                  (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

                  (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7. The Company shall indemnify and reimburse the holder of this Warrant for all costs and expenses (including legal fees) incurred by such holder in connection with the enforcement of its rights hereunder.

                  (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                  (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws (the cost of which shall be borne by the Company if the Company's counsel renders such opinion and up to $250 of such cost shall be borne by the Company if the holder's counsel renders such opinion), (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. With respect to any opinion to be provided pursuant to clause (i) above, the holder shall be entitled to request that the Company's counsel render such opinion and the Company shall cause its counsel to render such opinion if requested by the holder.

                  (g) Additional Restrictions on Exercise or Transfer. Notwithstanding anything contained herein to the contrary, this Warrant shall not be exercisable by a holder hereof to the extent (but only to the extent) that, if exercisable by such holder, such holder would beneficially own in excess of 4.9% of the outstanding shares of Common Stock. To the extent the above limitation applies, the determination of whether and to what extent this Warrant shall be exercisable vis-a-vis other securities owned by such holder shall be in the sole discretion of the holder and submission of this Warrant for full or partial exercise shall be deemed to be the holder's determination of whether and the extent to which this Warrant is exercisable, in each case subject to such aggregate percentage limitation. No prior inability to exercise the Warrant pursuant to this Section shall have any effect on the applicability of the provisions of this Section with respect to any subsequent determination of exerciseability. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restrictions contained in this Section 7(g) may not be amended without the consent of the holder of this Warrant and the holders of a majority of the Company's then outstanding Common Stock. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment only and not with a view to the distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act.

         8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement.


         9. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                           AMBI Inc.
                           771 Old Saw Mill Road
                           Tarrytown, New York 10592
                           Attn: President

                           with a copy to the Company's Secretary at the same address and to:

                           Oscar Folger, Esquire
                           521 Fifth Avenue
                           24th Floor
                           New York, New York 10175

and if to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 9.

         10. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts located in New York, New York, in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         11. Miscellaneous.

                  (a) Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

                  (b) Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

                  (c) Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised at any time after the first date that the holder could sell the Warrant Shares pursuant to Rule 144 under the Securities Act and until the end of the Exercise Period, by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

                  (d) Redemption. If, at any time after the issuance hereof, the closing bid price for the shares of Common Stock as reported on the Nasdaq National Market (or the then principal trading market for the Common Stock if not the Nasdaq National Market) by Bloomberg (the "Reported Price") shall, for a period of twenty (20) consecutive trading days (the "Determination Period"), be greater than or equal to the Redemption Trigger Price (as defined below), then the Company shall have the right, exercisable on the first trading day after the Determination Period, by written notice to the holders of this Warrant (a "Redemption Notice") of such exercise at least twenty (20) trading days prior to the date of redemption (the "Redemption Date"), to redeem this Warrant and all, but not less than all, of the other Warrants then outstanding in full at a redemption price per Warrant equal to the product of (i) the number of shares of Common Stock issuable upon the exercise of such Warrant, multiplied by (ii) $.01. Notwithstanding the foregoing and for the avoidance of doubt, the Company shall not have the right to redeem this Warrant pursuant to this Section 11(d) unless, on the fifteenth (15th) day of the Determination Period, the Company notifies the holder of this

Warrant in writing of the Company's potential ability to deliver a Redemption Notice in five (5) days and the potential redemption price hereof and the Company delivers a Redemption Notice to the holder of this Warrant on the first trading day after the expiration of the Determination Period. Nothing herein shall prevent the exercise of, and the holder shall have the right to exercise this Warrant at any time during the period after the Redemption Notice and on or prior to the Redemption Date. As used herein, the "Redemption Trigger Price" shall have the following meanings and shall be subject to equitable adjustment for the events described in Sections 4(c) and 4(e):

            If the trading day is:      Then the Redemption Trigger Price is:
            ----------------------      -------------------------------------

            Before May 8, 1998                   $4.08366


            On or after May 8, 1998              $4.355904
            and before May 8, 1999

            On or after May 8, 1999              $4.628148
            and before May 8, 2000

            On or after May 8, 2000              $4.900392
            and before May 8, 2001

            On or after May 8, 2001              $5.172636


                  (e) Forfeiture of Redemption Rights. Notwithstanding any provision of this Warrant to the contrary, the Company shall forfeit all of its rights pursuant to Section 11(d) above upon the exercise by the Company of its rights pursuant to Section VIII.D.(i) of Article Sixteenth of the Company's Certificate of Incorporation.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                              AMBI INC.

                                              By: ________________________
                                                  Name:___________________
                                                  Title:____________________

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Warrant)

         The undersigned hereby irrevocably exercises the right to purchase _____________ of the shares of common stock of AMBI Inc., a New York corporation (the "Company"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

         i. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws, and agrees that the following legend may be affixed to the stock certificate for the Common Stock hereby subscribed for if resale of such Common Stock is not registered or if Rule 144 is unavailable:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

         ii. The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:
      -------------------------------    --------------------------------------
                                         Signature of Holder

                                         -------------------------------------
                                         Name of Holder (Print)

                                         Address:

                                         -------------------------------------

                                         -------------------------------------

                                         -------------------------------------

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee             Address                                No of Shares
----------------             -------                                ------------







, and hereby irrevocably constitutes and appoints ______________
________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated: _____________________, ____,

In the presence of

------------------

                          Name:
                                -------------------------------------

                                   Signature:
                                              --------------------------

                                   Title of Signing Officer or Agent (if any):

                                              --------------------------
                                   Address:
                                              --------------------------

                                              --------------------------

                                   Note: The above signature should correspond exactly with the name on the face of the within Warrant.

                                                                       Exhibit C

                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of May 8, 1997, by and among AMBI Inc., a corporation organized under the laws of the State of New York (the "Company"), with headquarters located at 771 Old Saw Mill Road, Tarrytown, New York 10592 and each of the purchasers (the "Purchasers") set forth on the execution pages hereof (the "Execution Pages").

         WHEREAS:

         A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

         B. Each Purchaser desires to purchase, upon the terms and conditions stated in this Agreement, units (the "Units") consisting of (i) one share of the Company's Series D Convertible Preferred Stock, par value $.01 per share (the "Preferred Shares"), convertible into its common stock, par value $.005 per share, of the Company (the "Common Stock") and (ii) warrants (the "Warrants"), in the form attached hereto as Exhibit B, to acquire twenty-five percent (25%) of the number of shares of Common Stock which would be received upon conversion of one Preferred Share at a conversion price equal to the average of the Closing Bid Prices (as defined in the Certificate of Designation (as defined below)) of the Common Stock for the ten (10) consecutive trading days immediately preceding the date of the First Closing (as defined herein). The rights, preferences and privileges of the Preferred Shares, including the terms upon which such Preferred Shares are convertible into shares of Common Stock are set forth in the form of Certificate of Amendment attached hereto as Exhibit A (the "Certificate of Designation"). The shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the Certificate of Designation are referred to herein as the "Conversion Shares" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to as the "Warrant Shares". The Units, the Preferred Shares, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities."

         C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;


         NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1.       PURCHASE AND SALE OF UNITS.

         a. Purchase of Units. The issuance, sale and purchase of the Units shall take place in two (2) separate closings, the first of which is hereinafter referred to as the "First Closing" and the second of which is hereinafter referred to as the "Second Closing." The purchase price (the "Purchase Price") per Unit shall be equal to One Hundred Dollars ($100.00). Each Purchaser's obligation to purchase Units hereunder is distinct and separate from each other Purchaser's obligation to purchase Units and no Purchaser shall be required to purchase hereunder more than the number of Units set forth on such Purchaser's Execution Page hereto notwithstanding any failure by any other Purchaser to purchase Units hereunder.

                  (i) On the date of the First Closing, subject to the satisfaction (or waiver) of the conditions set forth in Section 6(a) and Section 7(a) below, the Company shall issue and sell to each Purchaser and each Purchaser severally agrees to purchase from the Company, such number of Units as is set forth on such Purchaser's Execution Page as being purchasable by such Purchaser at the First Closing.

                  (ii) On the date of the Second Closing, subject to the satisfaction (or waiver) of the conditions set forth in Section 6(b) and Section 7(b) below, the Company shall issue and sell to each Purchaser and each Purchaser severally agrees to purchase from the Company such number of Units as is equal to 35,000 multiplied by a fraction, the numerator of which is the number of Units purchased by the Purchaser at the First Closing and the denominator of which is 45,000.

         b. Form of Payment. At each of the First Closing and the Second Closing, each Purchaser shall pay the aggregate Purchase Price for the Units being purchased by such Purchaser at such closing hereunder by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing the Preferred Shares and Warrants being purchased by such Purchaser at such closing hereunder and the Company shall deliver such certificates against delivery of such aggregate Purchase Price.

         c. Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Units pursuant to this Agreement shall be (i) in the case of the First Closing, 12:00 noon Eastern Daylight Savings Time on May 8, 1997 and (ii) in the case of the Second Closing, 12:00 noon Eastern Daylight Savings Time on the fifth (5th) trading day following satisfaction (or waiver) of the conditions to such closing set forth in Section 7(b)(vii) and (ix) hereof (subject, in the case of both the First Closing and the Second Closing, to a two (2) business day grace period at either party's option, but in any event not later than May 15, 1997 in the case of the First Closing), or in the case of both the First Closing and the Second Closing such other time as may be mutually agreed upon by the Company and the Purchasers Purchasing Units in such closing. The closings shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, 1401 Walnut Street, Philadelphia, Pennsylvania 19102.

2.       PURCHASERS' REPRESENTATIONS AND WARRANTIES

         Each Purchaser severally represents and warrants to the Company that:

         a. Investment Purpose. Purchaser is purchasing the Units for Purchaser's own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

         b. Accredited Investor Status. Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

         c. Reliance on Exemptions. Purchaser understands that the Units are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Units.

         d. Information. Purchaser and its counsel, if any, have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Units which have been specifically requested by Purchaser or its counsel. Purchaser and its counsel, if any, have been afforded the opportunity to ask questions of the Company and have received what Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or its counsel or any of its representatives shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk.

         e. Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         f. Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, the cost of which shall be borne by the Company if the Company's counsel renders such opinion and up to $250 of such cost shall be borne by the Company if the Purchaser's counsel renders such opinion) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (c) sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Purchaser shall be entitled to request the opinion of the Company's counsel with respect to the resale of the Securities and the Company shall cause its counsel to render such opinion if requested by Purchaser.

         g. Legends. Purchaser understands that the Preferred Shares and Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144, the certificates for the Conversion Shares and the Warrant

Shares may bear a restrictive legend in substantially the following form:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act.


         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the Security is registered for sale under the Securities Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the cost of which shall be borne by the Company if the Company's counsel renders such opinion and up to $250 of such cost shall be borne by the Company if the Purchaser's counsel renders such opinion), to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or in compliance with an exemption from the registration requirements of the Securities Act. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 and Purchaser shall cooperate in the prompt replacement of such legend. Such legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144.

         h. Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable in accordance with their terms.

         i. Residency. Purchaser is a resident of the jurisdiction set forth under such Purchaser's name on the Execution Page hereto executed by such Purchaser.

         j. Acknowledgments Regarding Placement Agent. Purchaser acknowledges that

Frith Brothers Investments, Inc. is acting as placement agent (the
"Placement Agent") for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. Purchaser further acknowledges that the Placement Agent has acted solely as placement agent in connection with the offering of the Securities by the Company, that the information and data provided to Purchaser and referred to in subsection (d) above or otherwise in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. Purchaser further acknowledges that in making its decision to enter into this Agreement and purchase the Securities it has relied on its own examination of the Company and the terms of, and consequences, of holding, the Securities. Purchaser further acknowledges that the provisions of this Section 2(j) are for the benefit of, and may be enforced by, the Placement Agent.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser that:

         a. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the Securities; (ii) the ability of the Company to perform its obligations hereunder, the Certificate of Designation, the Warrants or the Registration Rights Agreement or (iii) the business, operations, properties or financial condition of the Company and its subsidiaries, taken as a whole. The Company does not have any subsidiaries.

         b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Warrants and the Registration Rights Agreement, to issue and sell the Units, Preferred Shares and Warrants in accordance with the terms hereof, and to issue the Conversion Shares upon conversion of the Preferred Shares and the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Certificate of Designation and the Warrants; (ii) the execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) have been duly authorized by the Company's Board of Directors and, no further consent or authorization of the Company, its Board or Directors, or its stockholders is required (under Rule 4460(i) promulgated by the National Association of Securities Dealers or otherwise); (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement and Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

         c. Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Preferred Shares and Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth on Schedule 3(c). All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Preferred Shares, the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except pursuant to this Agreement or as set forth on Schedule 3(c), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). Except as set forth on Schedule 3(c), there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Preferred Shares, the Warrants, the Conversion Shares or the Warrant Shares in accordance with terms of this Agreement, the Certificate of Designation or the Warrants. The Company has furnished to each Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's By-laws as in effect on the date hereof (the "By-laws"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for Common Stock of the Company. The Certificate of Designation, in the form attached hereto, has been duly filed with the Secretary of State of the State of New York and, upon the issuance of the Preferred Shares in accordance with the terms hereof, each Purchaser shall be entitled to the rights set forth therein. The Company shall provide each Purchaser with a written update of this representation signed by the Company's Chief

Executive Officer on behalf of the Company as of the date of each closing hereunder.

         d. Issuance of Shares. The Preferred Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Preferred Shares and exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

         e. No Conflicts. The execution, delivery and performance of this

Agreement, the Warrants and the Registration Rights Agreement by the Company, the performance by the Company of its obligations under the Certificate of Designation, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Preferred Shares, Warrants, Conversion Shares and Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as a Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity (including, without limitation, all environmental, labor, tax and ERISA laws and regulations), except for possible violations the sanctions for which either singly or in the aggregate would not have a

Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Warrants or the Registration Rights Agreement or to perform its obligations under the Certificate of Designation, in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the Nasdaq National Market ("NASDAQ") and does not reasonably anticipate that the Common Stock will be delisted by NASDAQ for the foreseeable future.

         f. SEC Documents, Financial Statements. Since December 31, 1993, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange

Act") (all of the foregoing, filed prior to the date hereof and after December 31, 1993, and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Purchaser true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii) individually or in the aggregate, are not material to the financial condition or operating results of the Company.

         g. Absence of Certain Changes. Since December 31, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company, except that the Company has experienced continuing losses and has sold its Aplin & Barrett subsidiary and except further as disclosed in Schedule 3(g) or in the SEC Documents filed prior to the date hereof.

         h. Absence of Litigation. Except as disclosed in the SEC Documents filed prior to the date hereof, there is no action, claim, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such.

         i. Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and are in good standing. The Company and its subsidiaries have complied, in all material respects, with its respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the

Company or its subsidiaries.

         j. Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         k. Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to the Purchasers pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to Company or its subsidiaries or their respective businesses, properties, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed by the Company under the Securities Act with respect to the primary issuance of the Company's securities.

         l. Acknowledgment Regarding Purchasers' Purchase of the Units. The Company acknowledges and agrees that none of the Purchasers are acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and any advice given by any Purchaser, or any of their representatives or agents, in connection with this Agreement and the transactions contemplated hereby is merely incidental to each Purchaser's purchase of Units and has not been relied upon the Company in any way. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

         m. Current Public Information. The Company is eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

         n. No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

         o. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offerers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions.


         p. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with the Placement Agent whose commissions and fees will be paid for by the Company.

         q. Acknowledgment of Dilution. The number of Conversion Shares issuable upon conversion of the Preferred Shares may increase in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with the

Certificate of Designation is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders. Taking the foregoing into account, the Company's Board of Directors has determined that the issuance of the Units hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

         r. Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(r) or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

         s. Tax Status. Except as set forth on Schedule 3(s), the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

4.       COVENANTS.

         a. Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and 7 of this Agreement.

         b. Form D: Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the date of the First Closing take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchasers on or prior to the date of the First Closing.


         c. Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         d. Use of Proceeds. The Company shall use the proceeds from the sale of the Units as set forth in Schedule 4(d).

         e. Additional Equity Capital; Right of First Offer. The Company agrees that during the period beginning on the date hereof and ending one hundred and eighty (180) days following the date of the First Closing (the "Lock-Up Period"), the Company will not, without the prior written consent of Purchasers holding two-thirds of the Preferred Shares then outstanding, contract with any party to obtain additional equity financing (including debt financing with an equity component) in any form ("Future Offerings") except for a Qualified Future Offering (as defined below). In addition, the Company will not conduct any Qualified Future Offering during the Lock-Up Period unless it shall have first delivered to each Purchaser at least five (5) business days prior to the closing of such Qualified Future Offering, written notice describing the proposed Qualified Future Offering, including the terms and conditions thereof, and providing each Purchaser and its affiliates, an option during the five (5) business day period following delivery of such notice to purchase up to the Applicable Portion (as defined below) of the securities being offered in the Qualified Future Offering on terms which are not materially less attractive to the Purchasers than the terms contemplated by such Qualified Future Offering (the limitations referred to in this and the immediately preceding sentence are collectively referred to as the "Capital Raising Limitations"). The Capital Raising Limitations shall not apply to any transaction involving issuances of securities in connection with a merger, consolidation, acquisition or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by employees, consultants or directors. The Capital Raising Limitations also shall not apply to (i) the issuance of securities pursuant to a firm commitment underwritten public offering, (ii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or (iii) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees or directors consistent with past practices. The "Applicable Portion" for any Purchaser shall mean a fraction, the numerator of which is the total number of Preferred Shares which such Purchaser has agreed to purchase hereunder (whether at the First Closing or the Second Closing) and the denominator of which is the total number of Preferred Shares which all of the Purchasers have agreed to purchase hereunder. A "Qualified Future Offering" is a Future Offering, all of the net proceeds of which are proposed to be utilized to acquire (or used to pay expenses incidental to the acquisition of) capital assets, a business, a product or a license to manufacture, sell or distribute a product.

         f. Expenses. Except as otherwise provided in Section 5 of the Registration Rights Agreement, each party hereto shall be responsible for its own expenses incurred in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith.

         g. Financial Information. The Company agrees to send the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy statements and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries.

         h. Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required by the Certificate of Designation and the Warrants. The Company shall not reduce the number of shares reserved for issuance upon conversion of the Preferred Shares and the full exercise of the Warrants without the consent of Purchasers holding a majority of the Preferred Shares then held by all Purchasers.

         i. Listing. The Company shall promptly secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Preferred Shares and Warrant Shares from time to time issuable upon exercise of the Warrants. The Company will use its best efforts to continue the listing and trading of its Common Stock on the NASDAQ, the Nasdaq Small Cap Market ("SmallCap"), the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. If, despite the Company's best efforts the satisfy the provisions of the preceding sentence, the Company is unsuccessful in maintaining the listing and trading of its Common Stock on one of the NASDAQ, SmallCap, the NYSE or AMEX, the Company shall (i) maintain the inclusion of shares of the Common Stock for quotation on the over-the-counter market and (ii) secure the inclusion of such Registrable Securities for quotation on the over-the-counter market. The Company shall promptly provide to each holder of Preferred Shares copies of any notices it receives regarding the continued eligibility of the Common Stock for trading in the over-the-counter market or, if applicable, any securities exchange (including the NASDAQ or the SmallCap) on which securities of the same class or series issued by the Company are then listed or quoted, if any.

         j. Corporate Existence. So long as a Purchaser beneficially owns any Preferred Shares or Warrants, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all Preferred Shares and exercise in full of all Warrants outstanding as of the date of such transaction.

         k. Shareholder Approval. The Company shall, on or before October 31, 1997, hold a meeting of its stockholders and use its best efforts to obtain at such meeting such approvals of the Company's shareholders as may be required to issue all of the shares of Common Stock issuable upon conversion of, or otherwise with respect to, the Preferred Shares and the shares of Common Stock issuable upon exercise of, or otherwise with respect to, the Warrants without violating NASD Rule 4460(i) (or any successor rule thereto which may then be in effect). No Purchaser shall vote any Conversion Shares or Warrant Shares at such meeting. The Company shall comply with the filing and disclosure requirements of Section 14 promulgated under the Exchange Act in connection with the solicitation, acquisition and disclosure of such shareholder approval. The Company represents and warrants that its Board of Directors has unanimously recommended that the Company's stockholders approve the proposals contemplated by this Section 4(k) and shall so indicate such recommendation in the proxy statement used to solicit such stockholder approval.

         l. The Company shall not, at any time while the Preferred Shares are outstanding, offer or grant any rights or benefits to any Purchaser with respect to its Preferred Shares or in connection with its rights as a holder of Preferred Shares without offering or granting the same rights to the other Purchasers, it being understood that any such rights that may be so offered or granted by the Company shall be offered or granted pro rata to all such Purchasers based upon the relative number of Units purchased by each Purchaser at the First Closing. For the avoidance of doubt, the foregoing shall not affect the Company's ability to engage in any transaction with any Purchaser not related to the Preferred Shares (including, without limitation, in connection with a Purchaser's rights as a holder of any other capital stock of the Company).

5.       TRANSFER AGENT INSTRUCTIONS.


         a. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by such Purchaser to the Company upon conversion of the Preferred Shares or exercise of the Warrants. To the extent and during the periods provided in Section 2(f) and 2(g) of this Agreement, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement.

         b. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the Conversion Shares and Warrant Shares prior to registration of the Conversion Shares and Warrant Shares under the Securities Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in Section 2(g) hereof to resell the Securities pursuant to an effective registration statement or in compliance with an exemption from the registration requirements of applicable securities law.

         c. If a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions (the cost of which shall be borne by the Company if the Company's counsel renders such opinion and up to $250 of such cost shall be borne by the Company if the Purchaser's counsel renders such opinion), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or Purchaser provides the Company with reasonable assurances that such Securities may be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by a Purchaser.

         d. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell the Units to a Purchaser at a closing hereunder is subject to the satisfaction, at or before the applicable closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion. The obligation of the Company to issue and sell the Units to any Purchaser hereunder is distinct and separate from its obligation to issue and sell Units to any other Purchaser hereunder and any failure by one or more Purchasers to fulfill the conditions set forth herein or to consummate the purchase of Units hereunder will not relieve the Company of its obligations with respect to any other Purchaser.

         a. With respect to the First Closing:

                  (i) The applicable Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

                  (ii) The applicable Purchaser shall have delivered the Purchase Price for the Units purchased at the First Closing in accordance with
Section 1(b) above.

                  (iii) The representations and warranties of the applicable Purchaser shall be true and correct as of the date when made and as of the date and time of such closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the date of the First Closing.

                  (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (v) The aggregate number of Units being purchased hereunder by all Purchasers at the First Closing shall be 45,000.

         b. With respect to the Second Closing:

                  (i) The applicable Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

                  (ii) The applicable Purchaser shall have paid the Purchase Price for the Units purchased at the Second Closing in accordance with Section 1(b) above.

                  (iii) The representations and warranties of the applicable

Purchaser shall be true and correct as of the date when made and as of the date and time of such closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the date of the Second Closing.

                  (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (v) The Second Closing shall have occurred on or prior to the later of (i) the 180th day following the date of the First Closing and (ii) the 30th calendar day following the effectiveness of the Registration Statement required to be filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement.

7.       CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.

         The obligation of each Purchaser hereunder to purchase the Units to be purchased by it at the closings is subject to the satisfaction, at or before the applicable closing date, of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in the Purchaser's sole discretion:

         a. With respect to the First Closing:

                  (i) The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to such Purchaser.

                  (ii) The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of New York and a copy thereof certified by the Secretary of State of New York shall have been delivered to such Purchaser.

                  (iii) The Company shall have delivered to such Purchaser duly executed certificates and Warrant agreements (each in such denominations as such Purchaser shall request) representing the Preferred Shares and Warrants being so purchased by such Purchaser at the First Closing in accordance with Section 1(b) above.

                  (iv) The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

                  (v) The representations and warranties of the Company shall be true and correct as of the date when made and as of the date of the First Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the date of the First Closing. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the date of the First Closing to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser.

                  (vi) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (vii) Such Purchaser shall have received an opinion of the Company's counsel, dated as of the date of the First Closing, in form, scope and substance reasonably satisfactory to the Purchaser and in substantially the form of Exhibit D attached hereto.

                  (viii) The Company shall have delivered evidence reasonably satisfactory to the Purchasers that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit E.

                  (ix) The aggregate number of Units being purchased hereunder by all Purchasers at the First Closing shall be 45,000.

         b. With respect to the Second Closing:

                  (i) The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to such Purchaser.

                  (ii) The Company shall have delivered to such Purchaser duly executed certificates and Warrant agreements (each in such denominations as such Purchaser shall request) representing the Preferred Shares and Warrants being so purchased by such Purchaser at the Second Closing in accordance with Section 1(b) above.

                  (iii) The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.


                  (iv) The representations and warranties of the Company shall be true and correct as of the date when made and as of the date of the Second Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the date of the Second Closing. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the date of the Second Closing, to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser.

                  (v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (vi) Such Purchaser shall have received an opinion of the Company's counsel, dated as of the date of the Second Closing, in form, scope and substance reasonably satisfactory to such Purchaser and in substantially the form of Exhibit D attached hereto.

                  (vii) The Registration Statement required to be filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement shall have been declared effective by the SEC no later than the one hundred and eightieth (180th) day after the First Closing and shall be effective and available for use by such Purchaser as of the date of the Second Closing.

                  (viii) No material adverse change or development in the business, operations, properties, or financial condition, or results of operations of the Company shall have occurred since the First Closing.

                  (ix) The average daily Market Capitalization for any ten (10) consecutive trading day period beginning on or after the date the Registration Statement filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement is declared effective shall be at least equal to $74,590,000 and the average daily trading volume of shares of Common Stock on NASDAQ (as reported by Bloomberg Financial Markets) during the same ten (10) consecutive trading day period shall be equal to at least 75,000 shares, where "Market Capitalization" on any trading day means the product of (x) the actual number of shares of the Company's Common Stock outstanding on such trading day as reported by Bloomberg Financial Markets multiplied by (y) the average of the Closing Bid Prices (as defined in the Certificate of Designation) for the ten (10) consecutive trading days ending on such trading day.


                  (x) The Second Closing shall have occurred on or prior to the later of (i) the 180th day following the date of the First Closing and (ii) the 30th calendar day following the effectiveness of the Registration Statement required to be filed by the Company pursuant to

Section 2(a) of the Registration Rights Agreement.

8.       GOVERNING LAW; MISCELLANEOUS.

         a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company and the Purchasers irrevocably consent to the exclusive jurisdiction of the United States federal courts located in New York, New York in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company and the Purchasers irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process mailed by first class mail shall be deemed in every respect effective service of process upon the recipient in any such suit or proceeding. Nothing herein shall affect the right of the Company or Purchaser to serve process in any other manner permitted by law. The Company and each Purchaser agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) to be physically delivered to the other party within five (5) days of the execution hereof.

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be
amended other than by an instrument in writing signed by the Company and the Purchasers.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                           AMBI Inc.
                           771 Old Saw Mill Road
                           Tarrytown, New York 10592
                           Attn:  President
                           with a copy to:

                           Oscar D. Folger, Esquire
                           521 Fifth Avenue
                           24th Floor
                           New York, New York 10175

         If to any Purchaser, to such address set forth under such Purchaser's name on the Execution Page hereto executed by such Purchaser.

         Each party shall provide notice to the other parties of any change in address.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, any Purchaser may assign its rights hereunder to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company. This provision shall not limit a Purchaser's right to transfer the Securities pursuant to the terms of the Certificate of Designation, the Warrants and this Agreement or to assign such Purchaser's rights hereunder to any such transferee.

         h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except for the provisions of Section 2(j) which are for the benefit of, and may be enforced by, the Placement Agent.

         i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the closings hereunder notwithstanding any due diligence investigation conducted by or on behalf of any Purchasers. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies a Purchaser may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless each Purchaser and each of such Purchaser's officers, directors, employees, partners, members, agents and affiliates for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred, provided that the Company may, at its option, defend against indemnified claims of third parties with counsel selected by it and reasonably acceptable to the indemnified party unless, in the reasonable opinion of counsel to the indemnified party, the representation by such counsel of the indemnified party would be inappropriate due to actual or potential conflicts of interest between the indemnified party and the Company or any other party represented by such counsel.

         j. Publicity. The Company and each Purchaser shall have the right to approve before issuance any press releases, SEC, NASDAQ or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release or SEC, NASDAQ or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

         k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         l. Termination. In the event that the First Closing shall not have occurred on or before May 15, 1997, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

AMBI INC.

    By:
       -------------------------
    Name:
         -----------------------
    Title:
          ----------------------

PURCHASER:

--------------------------------

By:
   -----------------------------

    By:
       -------------------------
    Name:
         -----------------------
    Title:
          ----------------------

RESIDENCE:

ADDRESS:

AGGREGATE SUBSCRIPTION AMOUNT

         Number of Units(1) to be Purchased at First Closing:
         Purchase Price ($100 per Unit):

--------

         (1) Each Unit consists of one (1) Preferred Share and a Warrant to purchase twenty-five percent (25%) of the number of shares of Common Stock which would be received upon conversion of one Preferred Share at a conversion price equal to the average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive trading days immediately preceding the date of the First Closing.

          Number of Units(1) to be Purchased at Second Closing:
     Purchase Price ($100 per Unit):



----------

                                    EXHIBIT D

                            CERTIFICATE OF AMENDMENT

                               OF THE CERTIFICATE

                                       OF

                                  INCORPORATION

                                       OF

                                    AMBI INC.

   (Pursuant to Sections 502 and 805 of the New York Business Corporation Law)

         1. The name of the corporation is AMBI Inc. The name under which it was formed is Applied Micro Biology, Inc.

         2. The date its certificate of incorporation was filed by the Department of State is June 29, 1983.

         3. (a) The certificate of incorporation is amended to increase the aggregate number of shares of Common Stock, which the corporation shall have the authority to issue from 40,000,000 to 65,000,000.

                  (b) To effect the foregoing, paragraph (a) of Article FOURTH, relating to the number of shares the corporation shall have the authority to issue shall be amended to read in its entirety as follows:

                  "(a) The aggregate number of shares which the Corporation shall have the authority to issue is 70,000,000, which are divided into 65,000,000 shares of Common Stock of a par value of $.005 per share and 5,000,000 shares of Preferred Stock of a par value of $.01 per share."

         4. This amendment was adopted by the Board of Directors under the authority of Section 502 of the Business Corporation law.

         IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under penalties of perjury this ___th day of July, 1997.

                             By:
                                --------------------------------
                                Name: Benjamin T. Sporn

                                Title: Vice President

                             By:

                                --------------------------------

                                Name: __________________________

                                Title: Assistant Secretary

                                       49